Supplement dated May 6, 2016 to the current Summary Prospectus

John Hancock Focused High Yield Fund (the “fund”)

The following information supplements the portfolio manager information in the summary prospectus under the heading “Portfolio management”:

Effective May 6, 2016, Joseph E. Rizzo will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Rizzo as a portfolio manager on the investment management team of the fund are removed from the summary prospectus. John R. Addeo, CFA and Dennis F. McCafferty, CFA will continue as portfolio managers of the fund.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.